SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 20, 2003
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                              PORTAL SOFTWARE, INC.
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               (Exact name of registrant as specified in charter)

      Delaware                         000-25829               77-0369737
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(State of incorporation         (Commission File Number)    (IRS Employer
or organization)                                           Identification No.)

10200 South De Anza Boulevard, Cupertino, CA               95014
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (408) 572-2000
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                                      None
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          (Former name or former address, if changed since last report)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1 Press Release, dated May 20, 2003, reporting the results of operations of Portal Software, Inc. (the "Registrant") for its first fiscal quarter ended May 2, 2003 (furnished and not filed herewith solely pursuant to Item 12).
     99.2 Financial Statements, dated May 20, 2003 reporting the results of operations of the Registrant for its first fiscal quarter ended May 2, 2003 (furnished and not filed herewith solely pursuant to Item 12).


Item 9. Regulation FD Disclosure. (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)

     On May 20, 2003, the Registrant reported its results of operations for its first fiscal quarter ended May 2, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit
99.1 and the Registrant's financial statements are furnished herewith as Exhibit
99.2. Each are incorporated herein by reference.

     The information contained herein and in the accompanying exhibits is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

     In addition to reporting financial results in accordance with generally accepted accounting principles in the United States, or GAAP, the Registrant provides pro forma loss from operations, pro forma net loss and pro forma net loss per share in the financial statements and press release and pro forma loss before income taxes in the financial statements as additional information for its operating results. Pro forma net loss has been adjusted to exclude the effects of non-operating expenses and non-cash charges, such as stock option compensation charges and amortization and impairment of acquired intangibles. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. The Registrant's management believes that this presentation of non-GAAP measures provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, management uses these measures for reviewing the financial results of the Registrant and for planning and forecasting of future periods. The Registrant has provided non-GAAP measurements in previous press releases and believes that it is important to provide investors and other interested persons with a consistent basis for comparison between quarters.

     Results of operations excluding special items for the periods presented are provided for illustrative purposes only and should be read in conjunction with the comparable information presented in accordance with GAAP. The Registrant has reconciled these measures to GAAP net loss and GAAP earnings per share in its press release and has included both GAAP and non-GAAP measures in its financial statements, each included as Exhibit 99.2 to this report .

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PORTAL SOFTWARE, INC.




Date:  May 20, 2003              By:    /s/  Mitchell L. Gaynor
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                                        Name:  Mitchell L. Gaynor

                                        Title: Vice President, General Counsel
                                        and Secretary